STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT dated as of January 11, 2001 (the "Pledge Agreement") among UGLY DUCKLING CAR SALES AND FINANCE CORPORATION, an Arizona corporation formerly known as Duck Ventures, Inc. ("Pledgor"), as owner of all of the outstanding capital stock in Ugly Duckling Receivables Corp. II ("UDRCII"), a Delaware corporation, and Ugly Duckling Receivables Corp. III, a Delaware corporation ("UDRC III"), UGLY DUCKLING CORPORATION, a Delaware corporation ("UDC") and VERDE INVESTMENTS, INC., an Arizona corporation (the "Lender").

                             INTRODUCTORY STATEMENTS

     Pledgor is the sole holder of fifty (50) shares of common stock, $.01 par value per share in UDRC II and one thousand (1000) shares of common stock, $.01 par value per share, in UDRC III (collectively, together with the capital stock of each New Issuer (as defined below) pledged or required to be pledged hereunder, the "Pledged Shares"). UDC, as borrower, has on the date hereof entered into a Loan Agreement with Lender (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which UDC has or will borrow money from the Lender. Pledgor, which is a wholly owned subsidiary of UDC, will receive substantial direct and indirect benefits from the loans made to UDC under the Loan Agreement and Pledgor has agreed to pledge the Pledged Shares and any proceeds thereof as security for Pledgor's obligations under the Loan Agreement. Accordingly, the Pledged Shares and any proceeds thereof will secure obligations of UDC to Lender. Terms used herein but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

     UDC has or will enter into a Senior Secured Loan Agreement with certain lenders and the collateral agent as defined therein ("Senior Lenders"), which shall be dated on or about January 11, 2001 ("Senior Secured Loan Agreement"). As a condition of the Senior Secured Loan Agreement and as security for the obligations thereunder, Pledgor has or will enter into a Stock Pledge Agreement among Pledgor, UDC and BNY Midwest Trust Company ("Senior Pledge Agreement"). Pursuant to the terms of the Senior Pledge Agreement, Pledgor pledged or will pledge a first priority security interest in the Pledged Shares and additional collateral as identified therein. Further, pursuant to the Senior Pledge Agreement, Pledgor delivered or will deliver to the collateral agent thereunder all share certificates or other instruments representing the Pledged Shares and collateral.

     As a condition precedent to entering into the Senior Secured Loan Agreement, the Senior Lenders require that Lender subordinate the liens of the Loan Agreement and this Pledge Agreement to the liens of the Senior Secured Loan Agreement and Senior Pledge Agreement and to subordinate Lender's rights and remedies, including, without limitation, its rights to receive any payments, pursuant to the Loan Agreement to the Senior Lenders' rights and remedies including, without limitation, their rights to receive payments pursuant to the Senior Secured Loan Agreement, as more particularly provided in a separate agreement of subordination of even date herewith ("Subordination Agreement").

     In consideration of the premises and of the agreements herein contained, Pledgor, Lender and UDC agree as follows:


     Section 1. Definitions.

     (a) Capitalized terms used but not otherwise defined in this Pledge Agreement shall have the meanings specified therefor in the Loan Agreement.

     (b) As used herein, the term "Final Date" shall mean the date upon which all of the Obligations as defined in the Loan Agreement have been fully paid and performed to the satisfaction of Lender. The term "Loan Documents" shall mean the Loan Agreement, the Promissory Note, the Warrants, this Pledge Agreement and any and all documents, instruments and agreements securing and/or relating to the Obligations of UDC or Pledgor to Lender.

     Section 2. Pledge of Stock and Grant of Security Interest. As security for the prompt payment and performance in full when due of the Secured Obligations (as defined below), Pledgor hereby delivers, pledges and assigns to Lender and grants in favor of Lender, a security interest in all of Pledgor's right, title and interest in and to the Pledged Shares (which represent all capital stock of each issuer of Pledged Shares) and all capital stock of each New Issuer (as defined below), together with all of Pledgor's rights and privileges with respect thereto, all proceeds, income and profits thereof, all dividends and other distributions in respect thereof (including, without limitation, any and all investment property distributed in respect thereof) and all property (including, without limitation, all investment property) received in exchange thereof or in substitution therefor (the "Collateral").

     This Agreement secures, and the Collateral is collateral security for, the prompt payment and performance in full when due, whether on a specified payment date, at stated maturity, by acceleration or otherwise (including, without limitation, the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or any similar law) of all obligations of UDC and all obligations of Pledgor, in each case of every type and nature, now or hereafter existing under the Loan Documents, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy would accrue on such obligations), fees, expenses, indemnities or otherwise (all such obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed to the Lender under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding.

     Section 3. Subordination. As more particularly provided in the Subordination Agreement, Lender agrees that the liens and security interests created hereunder and all other right, title and interest of the Lender in the Collateral are and will be at all times subordinate to the liens and security interests created by the Senior Secured Loan Agreement and Senior Pledge Agreement and all other right, title and interest of the Senior Lenders in and to the Collateral. In the event of any inconsistency between this Pledge Agreement and the Subordination Agreement, the Subordination Agreement shall control.

     Section 4. Dividends, Options, or Other Adjustments. Until the Final Date, Pledgor shall deliver as Collateral to the Lender, and, as security for the full and complete payment and performance of all of the Secured Obligations hereby grants to the Lender a continuing security interest in, any and all additional shares of stock or any other property (including, without limitation, investment property) of any kind distributable on or by reason of the Collateral, whether in the form of or by way of stock dividends, warrants, total or partial liquidation, conversion, prepayments, redemptions or otherwise, including cash dividends and any cash interest payments.

     Section 5. Delivery of Share Certificates: Stock Powers. Unless delivered to the Senior Lenders pursuant to the Senior Secured Loan Agreement, Pledgor shall promptly deliver to Lender, or cause UDRC II or UDRC III or any other entity issuing the Collateral to deliver directly to Lender, share certificates or other instruments representing any Collateral issued to, acquired or received by Pledgor after the date of this Pledge Agreement with a stock or bond power duly executed in blank by Pledgor. If, at any time the Lender notifies Pledgor that it requires additional stock powers endorsed in blank, Pledgor shall promptly execute in blank and deliver the requested power to the Lender. If the share certificates or other instruments representing any Collateral is held by the Senior Lenders or by a third party on their behalf, such party shall be deemed to be holding the same on behalf of Lender for the purpose of perfection of a second lien on the Collateral. Further, if the share certificates or other instruments are held by the Senior lenders or third party on their behalf, Pledgor agrees that it shall not accept return of the same back from the Senior Lenders without the prior consent of Lender.

     Section 6. Power of Attorney. Subject to the Subordination Agreement, Pledgor hereby constitutes and irrevocably appoints the Lender as Pledgor's true and lawful attorney-in-fact, with the power, after the occurrence of an "Event of Default" under and as defined in the Loan Agreement, to the full extent permitted by law, to affix to any certificates and documents representing the Collateral, the stock or bond powers delivered with respect thereto, and to transfer or cause the transfer of Collateral, or any part thereof, on the books of UDRC II or UDRC III or any other entity issuing such Collateral, to the name of the Lender or any nominee thereof, and thereafter to exercise with respect to such Collateral all the rights, powers and remedies of an owner. The power of attorney granted pursuant to this Pledge Agreement and all authority hereby conferred are granted and conferred solely to protect the Lender's interest in the Collateral and shall not impose any duty upon the Lender to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest until the Final Date.

     Section 7. Inducing Representations of Pledgor. Pledgor represents and warrants to the Lender that:

     (a)  The   Pledged   Shares  are  validly   issued,   fully  paid  for  and
non-assessable.

     (b) The Pledged Shares of UDRC II and UDRC III represent all of the issued and outstanding capital stock of UDRC II and UDRC III, respectively.

     (c) Except for the interests of the Senior Lenders under the Senior Secured Loan Agreement and the liens created by the Senior Pledge Agreement, Pledgor is the sole legal and beneficial owner of, and has good and marketable title to, the Pledged Shares, free and clear of all pledges, liens, security interests and other encumbrances except the security interest created by this Pledge Agreement, and Pledgor has the unqualified right and authority to execute and perform this Pledge Agreement.

     (d) No options, warrants or other agreements with respect to the Collateral are outstanding.

     (e) Any consent, approval or authorization of or designation or filing with any authority on the part of Pledgor which is required in connection with the pledge and security interest granted under this Pledge Agreement has been obtained or effected.

     (f) Neither the execution and delivery of this Pledge Agreement by Pledgor, the consummation of the transaction contemplated hereby nor the satisfaction of the terms and conditions of this Pledge Agreement:

     (i) conflicts with or results in any breach or violation of any provision of the articles of incorporation or bylaws of Pledgor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to Pledgor or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over Pledgor;

     (ii) conflicts with, constitutes a default (or an event which with the giving of notice or the passage of time, or both, would constitute a default) by Pledgor under, or a breach of or contravenes any provision of, any agreement to which Pledgor or any of its subsidiaries is a party or by which it or any of their properties is or may be bound or affected, including without limitation any loan agreement, mortgage, indenture or other agreement or instrument; or

     (iii)results in or requires the creation of any lien upon or in respect of any of Pledgor's assets except the lien created by this Pledge Agreement.

     (g) With respect to all Pledged Shares, and upon issuance of any additional Pledged Shares hereafter issued to, acquired or received by Pledgor, the Lender has (and, with respect to Pledged Shares hereafter issued, will have) a valid, perfected second priority security interest (subordinate only to the Senior Lenders) in and to the Collateral, enforceable as such against all other creditors of Pledgor and against all persons purporting to purchase any of the Collateral from Pledgor.

     (h) The board of directors of UDRC II and UDRC III have duly adopted the resolutions identified on Exhibits A-1 and A-2, respectively, attached hereto (the "Standing Dividend Resolutions"), and such resolutions remain in full force and effect and have not been rescinded, amended, altered, revoked or modified in any respect. Subject to the rights of the Senior Lenders and so long as there is no Event of Default existing under the Loan Agreement, all distributions made in respect of the Pledged Shares shall be paid to Pledgor. If an Event of Default under the Loan Agreement is in existence, subject to the rights of the Senior Lenders, all such distributions shall be paid to Lender.

     Section 8. Obligations of UDC and Pledgor. Pledgor further represents, warrants and covenants to the Lender that, subject to the Subordination
Agreement:

     (a) Pledgor will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or to exist with respect to, any of the Collateral during the term of this Pledge Agreement, other than the lien granted hereunder, the lien granted pursuant to the Senior Pledge Agreement and the lien granted to General Electric Capital Corporation ("GECC") pursuant to the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement entered into as of August 15, 1997 among GECC, UDC, Pledgor, and certain other entities, as such Agreement may be amended from time to time, which lien of GECC is subordinate to the lien granted hereunder.

     (b) Pledgor will not effect any securitizations through any subsidiary or affiliate other than UDRC III unless (i) either (A) Pledgor pledges to Lender all of the capital stock of any such subsidiary or affiliate (the "New Issuer") and Pledgor delivers to Lender a standing dividend resolution of the board of directors of New Issuer, which standing dividend resolution is substantially similar to the UDRC III Standing Dividend Resolution, or (B) the New Issuer pledges directly to Lender all of its interests in any trust or other entity which issues interests in a securitization.

     (c) Pledgor will, at Pledgor's expense, at any time and from time to time at the request of the Lender do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be reasonably proposed by Lender to preserve, establish, demonstrate or enforce the rights, interests and remedies of the Lender as created by, provided in, or emanating from this Pledge Agreement.

     (d) Pledgor will not take any action which would cause UDRC II or UDRC III or any New Issuer to issue any other capital stock without the prior written consent of the Lender.

     (e) Pledgor will not consent to any amendment to the articles of incorporation of UDRC II or UDRC III or any New Issuer without the prior written consent of the Lender.

     (f) Pledgor will not take any action which would cause, and will not consent to, any transfer by UDRC II or UDRC III or any New Issuer of the Class B Notes, Class C Certificates (other than the Excluded Class C Certificates, as defined in the Senior Secured Loan Agreement) and the Class D Certificates, as each are defined under the Senior Secured Loan Agreement, of UDRC II, UDRC III or any New Issuer.

     Section 9. Dividends. Pledgor has not and will not permit UDRC II or UDRC III or any New Issuer to, rescind, amend, alter, revoke or modify any Standing Dividend Resolutions in any respect without the prior written consent of the Lender.

     Section 10. Voting Right. Subject to the rights of the Senior Lenders and the Subordination Agreement, and so long as no Event of Default exists under the Loan Agreement, Pledgor shall retain the right to vote the Pledged Shares with respect to any matter permitted under the Articles of Incorporation of UDRC II and UDRC III and each New Issuer, as the case may be. However, Pledgor may not vote the Pledged Shares in a manner that would violate this Pledge Agreement or impair the rights of Lender. If an Event of Default under the Loan Agreement exists, subject to the rights of the Senior Lenders and the Subordination Agreement, Pledgor shall be deemed to have granted Lender a proxy to vote the Pledged Shares. Subject to the rights of the Senior Lenders and the Subordination Agreement, upon the request of Lender, Pledgor shall deliver to Lender such further evidence of such proxy to vote the Pledged Shares as Lender may request pursuant hereto.

     Section 11. Rights of the Lender. The Lender may, at any time and without notice, discharge any taxes, liens, security interests or other encumbrances levied or placed on the Collateral, pay for the maintenance and preservation of the Collateral, or pay for insurance on the Collateral; the amount of such payments, plus any and all reasonable fees, costs and expenses of the Lender (including attorneys' fees and disbursements) in connection therewith, shall be reimbursed by UDC within five (5) days of demand, with interest thereon from the date paid at the rate provided in the Loan Agreement.

     Section 12. Remedies Upon Event of Default under the Loan Agreement. Subject to the Subordination Agreement, Lender may exercise any one or more of the following remedies:

     (a) Upon the occurrence of an "Event of Default" pursuant to the Loan Agreement, the Lender may, without notice to Pledgor:

     (i) cause the Collateral to be transferred to the Lender's name or to the name of a nominee of the Lender, and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner;

     (ii) collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of the Collateral, and hold all such sums as part of the Collateral, or apply such sums to the payment of the Secured Obligations in such manner and order as the Lender shall decide; or

     (iii)enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of the Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof.

     (b) In addition to all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction, upon the occurrence of an "Event of Default" pursuant to the Loan Agreement, the Lender shall have the right, without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, receive, appropriate and realize upon the Collateral, or any part thereof in one or more parcels in accordance with applicable securities laws and in a manner designed to ensure that such sale will not result in a distribution of the Pledged Shares in violation of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and on such terms (including a requirement that any purchaser of all or any part of the Collateral shall be required to purchase any securities constituting the Collateral solely for investment and without any intention to make a distribution thereof) as the Lender deems appropriate without any liability for any loss due to a decrease in the market value of the Collateral during the period held. If any notification to Pledgor of intended disposition of the Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed to Pledgor, postage prepaid, at least ten (10) days before any such disposition at the address indicated by Pledgor's signature. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right of the Lender to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption in Pledgor, which right of equity is, to the extent permitted by applicable law, hereby expressly waived or released by Pledgor.

     (c) The Lender shall sell the Collateral on any credit terms which it deems reasonable. The out-of- pocket costs and expenses of such sale shall be for the account of Pledgor. The sale of any of the Collateral on credit terms shall not relieve Pledgor of its liability with respect to the Secured Obligations. All payments received in respect of any sale of the Collateral by the Lender shall be applied to the Secured Obligations as and when such payments are received and any price received by the Lender in respect of such sale shall be conclusive and binding upon Pledgor.

     (d) Pledgor recognizes that it may not be feasible to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act, and that it may be necessary to sell privately to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view for the distribution or resale thereof. Pledgor agrees that private sales may be at prices and other terms less favorable to the Seller than if the Collateral were sold at public sale, and that the Collateral Agent has no obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Securities Act. Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

     (e) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority shall be necessary to effectuate any sale or other disposition of the Collateral or any partial disposition of the Collateral, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same.

     (f) The Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of, free from any other claim or right of whatever kind, including any equity or right of redemption of Pledgor. Pledgor specifically waives, to the extent permitted by applicable law, all rights of redemption, stay or appraisal which it may have under any rule of law or statute now existing or hereafter adopted.

     (g) The Lender shall not be obligated to make any sale or other disposition of the Collateral permitted under this Pledge Agreement, unless the terms thereof shall be satisfactory to the Lender. The Lender may, without notice or publication, adjourn any such private or public sale and, upon five (5) days' prior notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any such sale of all or any part of the Collateral on credit or future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the property so sold and, in the case of any such failure, such property may again be sold as herein provided.

     (h) All of the rights and remedies granted to the Lender, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as the Lender may deem expedient.

     Section 13. Limitation on Liability.

     (a) The Lender, any of its directors, officers, employers or agents shall not be liable to Pledgor, UDC, UDRC II, UDRC III or any New Issuer for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Lender shall be liable for its own (and only for its own) gross negligence, bad faith or willful misconduct.

     (b) The Lender shall be protected and shall incur no liability to any party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document the Lender reasonably believes to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary of any officer of the Lender) the Lender shall not be required to make any independent investigation with respect thereto. The Lender shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder.

     (c) The Lender may consult with qualified counsel, financial advisors or accountants and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the advice of such counsel, financial advisors or accountants.

     Section 14. Indemnification. UDC and Pledgor jointly and severally agree to indemnify Lender and its directors, officers, employees and agents, for, and hold Lender and its directors, officers, employees and agents harmless against, any loss, liability or expense (including the costs and expenses of defending against any claim of liability) arising out of or in connection with this Pledge Agreement and the transactions contemplated hereby, except that no indemnitee shall be entitled to indemnification to the extent any such loss, liability or expense results from the gross negligence, bad faith or willful misconduct of such indemnitee. The obligation of UDC and Pledgor under this Section shall survive the termination of this Pledge Agreement.

     Section 15. Termination. This Pledge Agreement shall continue in full force and effect until the Final Date. Subject to any sale or other disposition of the Collateral pursuant to and in accordance with this Pledge Agreement, any Collateral held by Lender shall be returned to Pledgor on the Final Date. The obligations of UDC under Section 14 and Section 16 of this Pledge Agreement shall survive the termination of this Pledge Agreement.

     Section 16. Compensation and Reimbursement. UDC agrees for the benefit of the Lender and as part of the Secured Obligations to reimburse the Lender upon its request for all reasonable expenses, disbursements and advances incurred or made by the Lender in accordance with any provision of, or carrying out its duties and obligations under, this Pledge Agreement (including the reasonable compensation and fees and the expenses and disbursements of its agents, any independent certified public accounts and independent counsel), except Lender shall not be entitled to reimbursement for any expense, disbursement or advances as may be attributable to gross negligence, bad faith or willful misconduct on the part of Lender.

     Section 17. Foreclosure Expenses. All expenses (including reasonable fees and disbursements of counsel) incurred in compliance with this Pledge Agreement by the Lender in connection with any actual or attempted sale, exchange of, or any enforcement, collection, compromise or settlement respecting this Pledge Agreement or the Collateral, or any other action taken in compliance with this Pledge Agreement by the Lender hereunder, whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization herein conferred, for the purpose of satisfaction of the Secured Obligations shall be deemed a Secured Obligation for all purposes of this Pledge Agreement and the Lender may apply the Collateral to payment of or reimbursement of itself for such liability.

     Section 18. Obligations Absolute. The obligations of Pledgor under this Pledge Agreement are independent of the Obligations or any other obligations of any other party under the Loan Documents, and a separate action or actions may be brought and prosecuted against Pledgor to enforce this Pledge Agreement, irrespective of whether any action is brought against the Borrower or any other party or whether the Borrower or any other party is joined in any such action or actions. The liability of Pledgor under this Pledge Agreement is joint and several and shall be irrevocable, absolute and unconditional irrespective of, and Pledgor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

     (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other obligations of any other party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

     (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

     (d) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other obligations of any other party under the Loan Documents or any other assets of the Borrower or any of its Subsidiaries;

     (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries;

     (f) any failure of the Lender to disclose to the Borrower or any other party any information relating to the financial condition, operations, properties or prospects of any other party now or in the future known to the Lender (Pledgor hereby waiving any duty on the part of the Lender to disclose such information); or

     (g) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Lender that might otherwise constitute a defense available to, or a discharge of, the Borrower, Pledgor, any other party or any other guarantor or surety.

     This Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Lender or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other party or otherwise, all as though such payment had not been made.

     Section 19. Waivers and Acknowledgments.

     (a) Pledgor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Secured Obligations and this Pledge Agreement and any requirement that the Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or any collateral.

     (b) Pledgor hereby waives any right to revoke this Pledge Agreement, and acknowledges that this Agreement is continuing in nature and applies to all Secured Obligations, whether existing now or in the future.

     Section 20. Notices. Any notice or other communication given hereunder shall be in writing and shall be sent by registered mail, postage prepaid, overnight courier or personally delivered or facsimiles to the recipient as follows:

         To Pledgor:

                  UGLY DUCKLING CAR SALES
                  AND FINANCE CORPORATION
                  2525 East Camelback Road, Suite 500
                  Phoenix, Arizona 85016
                  Attn:    Jon D. Ehlinger
                  Facsimile:        (602) 852-6686

         with a copy to:

                  SNELL & WILMER, L.L.P.
                  One Arizona Center
                  Phoenix, Arizona 85004-0001
                  Attention:        David A. Sprentall
                  Facsimile:        (602) 382-6070

         To Lender:

                  VERDE INVESTMENTS, INC.
                  2575 East Camelback, Suite 700
                  Phoenix, Arizona  85016
                  Attention:        Stephen P. Johnson
                  Telephone:        (602) 778-5003
                  Facsimile:        (602) 778-5025

         To UDC:

                  UGLY DUCKLING CORPORATION
                  2525 East Camelback Road, Suite 500
                  Phoenix, Arizona 85016
                  Attn:    Jon D. Ehlinger
                  Facsimile:        (602) 852-6686

         with a copy to:

                  SNELL & WILMER, L.L.P.
                  One Arizona Center
                  Phoenix, Arizona 85004-0001
                  Attention:        David A. Sprentall
                  Facsimile:        (602) 382-6070

     Section 21. General Provisions.

     (a) The failure of the Lender to exercise, or any delay in exercising, any right, power or remedy hereunder, shall not operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any right, power or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law or any other agreement.

     (b) The representations, covenants and agreements of Pledgor herein contained shall survive the date hereof; provided, however that only Section 14 and Section 16 shall survive after the Final Date.

     (c) Neither this Pledge Agreement nor the provisions hereof can be changed, waived or terminated unless any such change, waiver or termination shall be in writing, signed by the parties hereto. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors, legal representatives and assigns. If any provision of this Pledge Agreement shall be invalid or unenforceable in any respect or in any jurisdiction, the remaining provisions shall remain in full force and effect and shall be enforceable to the maximum extent permitted by law.

     (d) This Pledge Agreement may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute one instrument.

     (e) THE VALIDITY OF THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF ARIZONA.

     THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PLEDGE AGREEMENT MAY BE TRIED AND LITIGATED IN THE UNITED STATES DISTRICT COURT FOR ARIZONA. PLEDGOR AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

     THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. UDC AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PLEDGE AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Pledge Agreement on the date first above written.

                  [Remainder of Page Left Intentionally Blank]

                        UGLY DUCKLING CAR SALES AND FINANCE CORPORATION, an Arizona corporation

                        By:

                        Name:

                        Title:

                        UGLY DUCKLING CORPORATION,
                        a Delaware corporation

                        By:

                        Name:

                        Title:

                        VERDE INVESTMENTS, INC.,
                        an Arizona corporation

                        By:

                        Name:

                        Title: